THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. When considering what action you should take, you are recommended immediately to seek your own financial advice from your stockbroker, bank manager, solicitor, accountant or other independent financial adviser duly authorised under the Financial Services Act 1986.

To: Participants in the DuPont (U.K.) Limited Share Ownership Plan (the Plan)



Dear Participant

CASH OFFER BY E. I. DUPONT DE NEMOURS & CO.  (DUPONT)

DuPont is offering its shareholders that are non-United States Persons the opportunity to sell some or all of their shares to DuPont for $80.76 in cash (the Cash Offer). The Cash Offer is being made substantially concurrently with an exchange offer in the United States in which DuPont is offering U.S. Persons the opportunity to exchange DuPont common stock for shares of Conoco Class B common stock (the Exchange Offer). The Exchange Offer is the mechanism by which DuPont will dispose of its remaining ownership of Conoco Inc.

U.S. Persons may not participate in the Cash Offer, while persons that are not U.S. Persons may not participate in the Exchange Offer. Because the Trustee of the Plan is a Non-U.S. Person, it receives the Cash Offer on behalf of participants in the Plan and all shares held in the Plan are deemed to be held by Non-U.S. Persons. SHARES HELD IN THE PLAN ARE ONLY ELIGIBLE TO BE TENDERED IN THE CASH OFFER AND MAY NOT BE TENDERED IN THE EXCHANGE OFFER.

The purpose of this letter is to explain to you, as a participant in the Plan, the implications of the Cash Offer. A copy of the Offer to Purchase is enclosed which you should read carefully before making a decision. This letter is not designed to encourage you to tender or hold your DuPont shares. It is intended to inform you that there is a programme for tendering DuPont shares held in the Plan and that you may participate as indicated.

If you own shares of DuPont stock other than in the Plan, including in a Merrill Lynch Blueprint account or in any DuPont or Conoco share plan, you should receive separate mailings relating to those shares.

A Plan Statement showing your DuPont shares held in the Plan is also enclosed for ease of reference.

If you wish to direct the Trustee to tender for the Cash Offer on behalf of some or all of your DuPont shares held in the Plan which are eligible for the Cash Offer, you must complete the enclosed Form of Instruction. This must be returned to the Trustee no later than 3.00 p.m. on Friday, 6 August 1999.

If you do not wish to tender for the Cash Offer, you do not need to take any action.

1.       TERMS OF THE CASH OFFER

1.1 The offer

In summary, DuPont is making an offer of $80.76 in cash for every DuPont share. Participants should note, however, that U.S. withholding tax will be deducted from the gross proceeds payable to tendering shareholders. (IMPORTANT - see 3.3 U.S. withholding tax below).

1.2      Plan restrictions to the offer

In the context of the Plan, the normal sale rules continue to apply and so the Cash Offer only relates to DuPont shares that are no longer subject to a retention period as at the Trustee's closing date for accepting Forms of Instruction. Please note, Company Purchased shares that are no longer subject to a retention period but which have been held for less than three years on 10 August 1999 will be subject to income tax.

Participation in the Cash Offer will not be deemed a sale for the purposes of the limit on the number of sales allowed in a tax year under the Plan. No brokerage fees or other administration charges will apply to sales under the Cash Offer.

1.3      Scaling down of the offer

The number of DuPont shares that will be accepted under the Cash Offer is 8 million. If more shares than the maximum amount are tendered, the number of shares to be accepted from each tendering shareholder will be reduced proportionally among all the tendering shareholders. Proportionate acceptance of DuPont shares from shareholders is called proration.

1.4      Conditions for completion of the offer

The Offer to Purchase sets out certain circumstances in which DuPont may not proceed with the Cash Offer, including if the Exchange Offer is not consummated.

1.5      Extension of the offer

DuPont has reserved the right to extend the period of time during which the offer is open if any of the conditions for completion are not satisfied. In the event the offer period is extended, the Trustee will notify you of the new date to return your form.

2.       YOUR CHOICES

Should you wish to tender for the Cash Offer in respect of all or some of your DuPont Plan shares, you should complete the enclosed Form of Instruction, following the instructions in this letter. Please note that you cannot alter your instructions to the Trustee.

If you do not wish to tender for the Cash Offer in respect of any of your DuPont Plan shares you do not need to take any action.

Any DuPont shares that you do not sell under the Cash Offer may remain in the Plan under the normal rules.

3.       TAXATION AND U.S. WITHHOLDING TAX

The following is a broad summary of the likely U.K. taxation implications of successfully tendering in the Cash Offer in respect of your DuPont Plan shares, assuming that you are resident or ordinarily resident in the U.K. for taxation purposes. IF YOU ARE IN ANY DOUBT AS TO YOUR TAX POSITION YOU SHOULD CONSULT A PROFESSIONAL ADVISER.

3.1 Income tax

If you instruct the Trustee to tender for the Cash Offer for any Company Purchased DuPont shares that have been held for less than three years, income tax will be payable in respect of the cash which the Trustee receives on your behalf. The amount subject to income tax will generally be the original market value of those DuPont Plan shares in respect of which you have successfully tendered under the Cash Offer. As mentioned, the tax position will be the same as for a normal sale and any amount that is subject to income tax will be reduced if you have reached age 60 or you have left DuPont due to injury, disability or redundancy.

Income tax will be deducted before any cash due under the Cash Offer is paid to you. (See 4. Settlement below).

3.2 Capital gains tax

If you receive cash in respect of your DuPont Plan shares, you may be liable to capital gains tax on the difference between the cash consideration received and the original cost of the shares under capital gains tax rules i.e. the base cost.

You will not, however, be liable to capital gains tax unless your chargeable gains (less allowable losses) from all sources during the tax year 1999/2000 exceed the annual exemption. The annual exemption for 1999/2000 is pound sterling 7,100. You should ensure that the relevant details are included on a tax return under the self-assessment procedure for the 1999/2000 tax year.

3.3 U.S. withholding tax

Under U.S. tax regulations the proceeds of the Cash Offer may be treated as a dividend and must, therefore, be subject initially to tax withholding in the U.S. It is anticipated that the reduced 15% rate of tax withholding will be applied to the tender of shares from the Plan.

THERE IS NO CERTAINTY THAT YOU WILL BE ABLE TO RECOVER THE U.S. TAX WITHHELD. The Offer to Purchase indicates the grounds under which you might be able to recover the U.S. tax withheld. It is not possible to know in advance that a successful claim for recovery can be made since this will depend on the facts and circumstances for each shareholder and the overall effect of the transaction on DuPont's subsequent share structure.

Whether or not the U.S. tax can be reclaimed can only be determined after completion of the Exchange Offer transaction. Each participant may have to complete appropriate forms for repayment and apply to the Internal Revenue Service in the U.S. The facts of each case will determine whether a refund can be claimed. On payment of the proceeds, the Trustee will notify you of any available information on the refund procedure.

Participants are referred to the Offer to Purchase and Section 3 "Withholding on Amounts Payable to Non-U.S. Persons"; "U.S. Federal Income Tax Backup Withholding" and Section 14 "Certain United States Federal Income Tax Consequences" in relation to U.S. withholding tax.

3.4 Risk of gain being taxed as income

Participants are referred to the Offer to Purchase and Section 14 "United Kingdom" which highlights a remote possibility that part of the gain on a disposal may be taxed as income and not as a capital gain.

4.       SETTLEMENT

Although the Cash Offer is in $U.S., the proceeds will be converted by the Trustee and paid to you in pound sterling STG.

If you are a current employee within DuPont, then the amount received by the Trustee for your DuPont Plan shares, which is liable for income tax, will be sent by the Trustee to your employing company to process through the payroll system. The amount that is not liable to income tax will be sent to you by cheque separately by the Trustee.

If you are no longer an employee of DuPont, the Trustee will deduct income tax at the basic rate on the amount liable to income tax, and remit the balance and the amount not liable to income tax by cheque to you at your registered address. If you are subject to income tax at the higher rate, you will be liable to pay the additional tax due under the self-assessment procedure and you should ensure that details are included on a tax return for the 1999/2000 tax year.

5.       ACTION TO BE TAKEN BY YOU

If you wish to direct the Trustee to tender for the Cash Offer in respect of all or some of your DuPont Plan shares, you should complete the accompanying Form of Instruction and return it at your own risk to the Trustee, at PO Box 144, Norfolk House, Wellesley Road, Croydon CR9 3EB in the enclosed envelope so that it is received no later than 3.00 p.m. on Friday, 6 August 1999. (This will give the Trustee time to act before Tuesday, 10 August 1999, which is the closing date of the Cash Offer.)

As an alternative to posting your form to the Trustee you may fax your form to 0181 666 8118. If you use the fax, please check with the Trustee that your form has been received by telephoning 0181 666 8285. Proof of sending is not proof of receipt.

PLEASE NOTE THAT YOU CANNOT ALTER YOUR INSTRUCTIONS TO THE TRUSTEE. IF YOU WISH TO PARTICIPATE IN THE CASH OFFER, DO NOT WAIT UNTIL THE LAST MINUTE TO SUBMIT YOUR FORM OF INSTRUCTION. THE FAX SYSTEM MAY BE EXPERIENCING HEAVY CALL VOLUME AND YOU MAY NOT BE ABLE TO DELIVER YOUR FORM OF INSTRUCTION BEFORE THE DEADLINE.

If you do not wish the Trustee to tender for the Cash Offer on behalf of your DuPont Plan shares you should ignore the Form of Instruction and you do not need to take any action.

If you have any questions, please contact the DuPont Share Ownership Plan Hotline on 0181 666 8388. Please note that no recommendation or advice on a particular course of action can be given by the Trustee.

Issued by Noble Lowndes Settlement Trustees Limited

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. When considering what action you should take, you are recommended immediately to seek your own financial advice from your stockbroker, bank manager, solicitor, accountant or other independent financial adviser duly authorised under the Financial Services Act 1986.

To: Participants in the Conoco Stock Ownership Plan (the Plan)



Dear Participant

CASH OFFER BY E. I. DUPONT DE NEMOURS & CO.  (DUPONT)

DuPont is offering its shareholders that are non-United States Persons the opportunity to sell some or all of their shares to DuPont for $80.76 in cash (the Cash Offer). The Cash Offer is being made substantially concurrently with an exchange offer in the United States in which DuPont is offering U.S. Persons the opportunity to exchange DuPont common stock for shares of Conoco Class B common stock (the Exchange Offer). The Exchange Offer is the mechanism by which DuPont will dispose of its remaining ownership of Conoco Inc.

U.S. Persons may not participate in the Cash Offer, while persons that are not U.S. Persons may not participate in the Exchange Offer. Because the Trustee of the Plan is a Non-U.S. Person, it receives the Cash Offer on behalf of participants in the Plan and all shares held in the Plan are deemed to be held by Non-U.S. Persons. SHARES HELD IN THE PLAN ARE ONLY ELIGIBLE TO BE TENDERED IN THE CASH OFFER AND MAY NOT BE TENDERED IN THE EXCHANGE OFFER.

The purpose of this letter is to explain to you, as a participant in the Plan, the implications of the Cash Offer. A copy of the Offer to Purchase is enclosed which you should read carefully before making a decision. This letter is not designed to encourage you to tender or hold your DuPont shares. It is intended to inform you that there is a programme for tendering DuPont shares held in the Plan and that you may participate as indicated.

If you own shares of DuPont stock other than in the Plan, including in a Merrill Lynch Blueprint account or in any other Conoco or DuPont share plan, you should receive separate mailings relating to those shares.

A Plan Statement showing your DuPont shares held in the Plan is also enclosed for ease of reference.

If you wish to direct the Trustee to tender for the Cash Offer on behalf of some or all of your DuPont shares held in the Plan which are eligible for the Cash Offer, you must complete the enclosed Form of Instruction. This must be returned to the Trustee no later than 3.00 p.m. on Friday, 6 August 1999.

If you do not wish to tender for the Cash Offer, you do not need to take any action.

1.       TERMS OF THE CASH OFFER

1.1 The offer

In summary, DuPont is making an offer of $80.76 in cash for every DuPont share. Participants should note, however, that U.S. withholding tax will be deducted from the gross proceeds payable to tendering shareholders. (IMPORTANT - see 3.3 U.S. withholding tax below).

1.2 Plan restrictions to the offer

In the context of the Plan, the normal sale rules continue to apply and so the Cash Offer only relates to DuPont shares that are no longer subject to a retention period as at the Trustee's closing date for accepting Forms of Instruction. Please note, Company Purchased shares that are no longer subject to a retention period but which have been held for less than three years on 10 August 1999 will be subject to income tax.

Participation in the Cash Offer will not be deemed a sale for the purposes of the limit on the number of sales allowed in a tax year under the Plan. No brokerage fees or other administration charges will apply to sales under the Cash Offer.

The Cash Offer does not apply to any Conoco Class A common stock allocated to you under the Plan.

1.3 Scaling down of the offer

The number of DuPont shares that will be accepted under the Cash Offer is 8 million. If more shares than the maximum amount are tendered, the number of shares to be accepted from each tendering shareholder will be reduced proportionally among all the tendering shareholders. Proportionate acceptance of DuPont shares from shareholders is called proration.

1.4 Conditions for completion of the offer

The Offer to Purchase sets out certain circumstances in which DuPont may not proceed with the Cash Offer, including if the Exchange Offer is not consummated.

1.5 Extension of the offer

DuPont has reserved the right to extend the period of time during which the offer is open if any of the conditions for completion are not satisfied. In the event the offer period is extended, the Trustee will notify you of the new date to return your form.

2.       YOUR CHOICES

Should you wish to tender for the Cash Offer in respect of all or some of your DuPont Plan shares, you should complete the enclosed Form of Instruction, following the instructions in this letter. Please note that you cannot alter your instructions to the Trustee.

If you do not wish to tender for the Cash Offer in respect of any of your DuPont Plan shares you do not need to take any action.

Any DuPont shares that you do not sell under the Cash Offer may remain in the Plan under the normal rules.

3.       TAXATION AND U.S. WITHHOLDING TAX

The following is a broad summary of the likely U.K. taxation implications of successfully tendering in the Cash Offer in respect of your DuPont Plan shares, assuming that you are resident or ordinarily resident in the U.K. for taxation purposes. IF YOU ARE IN ANY DOUBT AS TO YOUR TAX POSITION YOU SHOULD CONSULT A PROFESSIONAL ADVISER.

3.1 Income tax

If you instruct the Trustee to tender for the Cash Offer for any Company Purchased DuPont shares that have been held for less than three years, income tax will be payable in respect of the cash which the Trustee receives on your behalf. The amount subject to income tax will generally be the original market value of those DuPont Plan shares in respect of which you have successfully tendered under the Cash Offer. As mentioned, the tax position will be the same as for a normal sale and any amount that is subject to income tax will be reduced if you have reached age 60 or you have left Conoco due to injury, disability or redundancy.

Income tax will be deducted before any cash due under the Cash Offer is paid to you. (See 4. Settlement below).

3.2 Capital gains tax

If you receive cash in respect of your DuPont Plan shares, you may be liable to capital gains tax on the difference between the cash consideration received and the original cost of the shares under capital gains tax rules i.e. the base cost.

You will not, however, be liable to capital gains tax unless your chargeable gains (less allowable losses) from all sources during the tax year 1999/2000 exceed the annual exemption. The annual exemption for 1999/2000 is pound sterling 7,100. You should ensure that the relevant details are included on a tax return under the self-assessment procedure for the 1999/2000 tax year.

3.3 U.S. withholding tax

Under U.S. tax regulations the proceeds of the Cash Offer may be treated as a dividend and must, therefore, be subject initially to tax withholding in the U.S. It is anticipated that the reduced 15% rate of tax withholding will be applied to the tender of shares from the Plan.

THERE IS NO CERTAINTY THAT YOU WILL BE ABLE TO RECOVER THE U.S. TAX WITHHELD. The Offer to Purchase indicates the grounds under which you might be able to recover the U.S. tax withheld. It is not possible to know in advance that a successful claim for recovery can be made since this will depend on the facts and circumstances for each shareholder and the overall effect of the transaction on DuPont's subsequent share structure.

Whether or not the U.S. tax can be reclaimed can only be determined after completion of the Exchange Offer transaction. Each participant may have to complete appropriate forms for repayment and apply to the Internal Revenue Service in the U.S. The facts of each case will determine whether a refund can be claimed. On payment of the proceeds, the Trustee will notify you of any available information on the refund procedure.

Participants are referred to the Offer to Purchase and Section 3 "Withholding on Amounts Payable to Non-U.S. Persons"; "U.S. Federal Income Tax Backup Withholding" and Section 14 "Certain United States Federal Income Tax Consequences" in relation to U.S. withholding tax.

3.4 Risk of gain being taxed as income

Participants are referred to the Offer to Purchase and Section 14 "United Kingdom" which highlights a remote possibility that part of the gain on a disposal may be taxed as income and not as a capital gain.

4.       SETTLEMENT

Although the Cash Offer is in $U.S., the proceeds will be converted by the Trustee and paid to you in pound sterling STG.

If you are a current employee within Conoco, then the amount received by the Trustee for your DuPont Plan shares, which is liable for income tax, will be sent by the Trustee to your employing company to process through the payroll system. The amount that is not liable to income tax will be sent to you by cheque separately by the Trustee.

If you are no longer an employee of Conoco, the Trustee will deduct income tax at the basic rate on the amount liable to income tax, and remit the balance and the amount not liable to income tax by cheque to you at your registered address. If you are subject to income tax at the higher rate, you will be liable to pay the additional tax due under the self-assessment procedure and you should ensure that details are included on a tax return for the 1999/2000 tax year.

5.       ACTION TO BE TAKEN BY YOU

If you wish to direct the Trustee to tender for the Cash Offer in respect of all or some of your DuPont Plan shares, you should complete the accompanying Form of Instruction and return it at your own risk to the Trustee, at PO Box 144, Norfolk House, Wellesley Road, Croydon CR9 3EB in the enclosed envelope so that it is received no later than 3.00 p.m. on Friday, 6 August 1999. (This will give the Trustee time to act before Tuesday, 10 August 1999, which is the closing date of the Cash Offer.)

As an alternative to posting your form to the Trustee you may fax your form to 0181 666 8118. If you use the fax, please check with the Trustee that your form has been received by telephoning 0181 666 8285. Proof of sending is not proof of receipt.

PLEASE NOTE THAT YOU CANNOT ALTER YOUR INSTRUCTIONS TO THE TRUSTEE. IF YOU WISH TO PARTICIPATE IN THE CASH OFFER, DO NOT WAIT UNTIL THE LAST MINUTE TO SUBMIT YOUR FORM OF INSTRUCTION. THE FAX SYSTEM MAY BE EXPERIENCING HEAVY CALL VOLUME AND YOU MAY NOT BE ABLE TO DELIVER YOUR FORM OF INSTRUCTION BEFORE THE DEADLINE.

If you do not wish the Trustee to tender for the Cash Offer on behalf of your DuPont Plan shares you should ignore the Form of Instruction and you do not need to take any action.

If you have any questions, please contact the Conoco Stock Ownership Plan Hotline on 0181 666 8285. Please note that no recommendation or advice on a particular course of action can be given by the Trustee.

Issued by Noble Lowndes Settlement Trustees Limited

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. When considering what action you should take, you are recommended immediately to seek your own financial advice from your stockbroker, bank manager, solicitor, accountant or other independent financial adviser duly authorised under the Financial Services Act 1986.

To: Participants in the DuPont Dow Elastomers Limited Share Ownership Plan (the
Plan)


Dear Participant

CASH OFFER BY E. I. DUPONT DE NEMOURS & CO.  (DUPONT)

DuPont is offering its shareholders that are non-United States Persons the opportunity to sell some or all of their shares to DuPont for $80.76 in cash (the Cash Offer). The Cash Offer is being made substantially concurrently with an exchange offer in the United States in which DuPont is offering U.S. Persons the opportunity to exchange DuPont common stock for shares of Conoco Class B common stock (the Exchange Offer). The Exchange Offer is the mechanism by which DuPont will dispose of its remaining ownership of Conoco Inc.

U.S. Persons may not participate in the Cash Offer, while persons that are not U.S. Persons may not participate in the Exchange Offer. Because the Trustee of the Plan is a Non-U.S. Person, it receives the Cash Offer on behalf of participants in the Plan and all shares held in the Plan are deemed to be held by Non-U.S. Persons. SHARES HELD IN THE PLAN ARE ONLY ELIGIBLE TO BE TENDERED IN THE CASH OFFER AND MAY NOT BE TENDERED IN THE EXCHANGE OFFER.

The purpose of this letter is to explain to you, as a participant in the Plan, the implications of the Cash Offer. A copy of the Offer to Purchase is enclosed which you should read carefully before making a decision. This letter is not designed to encourage you to tender or hold your DuPont shares. It is intended to inform you that there is a programme for tendering DuPont shares held in the Plan and that you may participate as indicated.

If you own shares of DuPont stock other than in the Plan, including in a Merrill Lynch Blueprint account or in any DuPont or Conoco share plan, you should receive separate mailings relating to those shares.

A Plan Statement showing your DuPont shares held in the Plan is also enclosed for ease of reference.

If you wish to direct the Trustee to tender for the Cash Offer on behalf of some or all of your DuPont shares held in the Plan which are eligible for the Cash Offer, you must complete the enclosed Form of Instruction. This must be returned to the Trustee no later than 3.00 p.m. on Friday, 6 August 1999.

If you do not wish to tender for the Cash Offer, you do not need to take any action.


1.       TERMS OF THE CASH OFFER

1.1      The offer

In summary, DuPont is making an offer of $80.76 in cash for every DuPont share. Participants should note, however, that U.S. withholding tax will be deducted from the gross proceeds payable to tendering shareholders. (IMPORTANT - see 3.3 U.S. withholding tax below).

1.2      Plan restrictions to the offer

In the context of the Plan, the normal sale rules continue to apply and so the Cash Offer only relates to DuPont shares that are no longer subject to a retention period as at the Trustee's closing date for accepting Forms of Instruction. Please note, Company Purchased shares that are no longer subject to a retention period but which have been held for less than three years on 10 August 1999 will be subject to income tax.

Participation in the Cash Offer will not be deemed a sale for the purposes of the limit on the number of sales allowed in a tax year under the Plan. No brokerage fees or other administration charges will apply to sales under the Cash Offer.

1.3      Scaling down of the offer

The number of DuPont shares that will be accepted under the Cash Offer is 8 million. If more shares than the maximum amount are tendered, the number of shares to be accepted from each tendering shareholder will be reduced proportionally among all the tendering shareholders. Proportionate acceptance of DuPont shares from shareholders is called proration.

1.4      Conditions for completion of the offer

The Offer to Purchase sets out certain circumstances in which DuPont may not proceed with the Cash Offer, including if the Exchange Offer is not consummated.

1.5      Extension of the offer

DuPont has reserved the right to extend the period of time during which the offer is open if any of the conditions for completion are not satisfied. In the event the offer period is extended, the Trustee will notify you of the new date to return your form.


2.       YOUR CHOICES

Should you wish to tender for the Cash Offer in respect of all or some of your DuPont Plan shares, you should complete the enclosed Form of Instruction, following the instructions in this letter. Please note that you cannot alter your instructions to the Trustee.

If you do not wish to tender for the Cash Offer in respect of any of your DuPont Plan shares you do not need to take any action.

Any DuPont shares that you do not sell under the Cash Offer may remain in the Plan under the normal rules.


3.       TAXATION AND U.S. WITHHOLDING TAX

The following is a broad summary of the likely U.K. taxation implications of successfully tendering in the Cash Offer in respect of your DuPont Plan shares, assuming that you are resident or ordinarily resident in the U.K. for taxation purposes. IF YOU ARE IN ANY DOUBT AS TO YOUR TAX POSITION YOU SHOULD CONSULT A PROFESSIONAL ADVISER.

3.1  Income tax

If you instruct the Trustee to tender for the Cash Offer for any Company Purchased DuPont shares that have been held for less than three years, income tax will be payable in respect of the cash which the Trustee receives on your behalf. The amount subject to income tax will generally be the original market value of those DuPont Plan shares in respect of which you have successfully tendered under the Cash Offer. As mentioned, the tax position will be the same as for a normal sale and any amount that is subject to income tax will be reduced if you have reached age 60 or you have left DuPont Dow due to injury, disability or redundancy.

Income tax will be deducted before any cash due under the Cash Offer is paid to you. (See 4. Settlement below).

3.2  Capital gains tax

If you receive cash in respect of your DuPont Plan shares, you may be liable to capital gains tax on the difference between the cash consideration received and the original cost of the shares under capital gains tax rules i.e. the base cost.

You will not, however, be liable to capital gains tax unless your chargeable gains (less allowable losses) from all sources during the tax year 1999/2000 exceed the annual exemption. The annual exemption for 1999/2000 is pound sterling 7,100. You should ensure that the relevant details are included on a tax return under the self-assessment procedure for the 1999/2000 tax year.

3.3  U.S. withholding tax

Under U.S. tax regulations the proceeds of the Cash Offer may be treated as a dividend and must, therefore, be subject initially to tax withholding in the U.S. It is anticipated that the reduced 15% rate of tax withholding will be applied to the tender of shares from the Plan.

THERE IS NO CERTAINTY THAT YOU WILL BE ABLE TO RECOVER THE U.S. TAX WITHHELD. The Offer to Purchase indicates the grounds under which you might be able to recover the U.S. tax withheld. It is not possible to know in advance that a successful claim for recovery can be made since this will depend on the facts and circumstances for each shareholder and the overall effect of the transaction on DuPont's subsequent share structure.

Whether or not the U.S. tax can be reclaimed can only be determined after completion of the Exchange Offer transaction. Each participant may have to complete appropriate forms for repayment and apply to the Internal Revenue Service in the U.S. The facts of each case will determine whether a refund can be claimed. On payment of the proceeds, the Trustee will notify you of any available information on the refund procedure.

Participants are referred to the Offer to Purchase and Section 3 "Withholding on Amounts Payable to Non-U.S. Persons"; "U.S. Federal Income Tax Backup Withholding" and Section 14 "Certain United States Federal Income Tax Consequences" in relation to U.S. withholding tax.

3.4  Risk of gain being taxed as income

Participants are referred to the Offer to Purchase and Section 14 "United Kingdom" which highlights a remote possibility that part of the gain on a disposal may be taxed as income and not as a capital gain.


4.       SETTLEMENT

Although the Cash Offer is in $U.S., the proceeds will be converted by the Trustee and paid to you in pound sterling STG.

If you are a current employee within DuPont Dow, then the amount received by the Trustee for your DuPont Plan shares, which is liable for income tax, will be sent by the Trustee to your employing company to process through the payroll system. The amount that is not liable to income tax will be sent to you by cheque separately by the Trustee.

If you are no longer an employee of DuPont, the Trustee will deduct income tax at the basic rate on the amount liable to income tax, and remit the balance and the amount not liable to income tax by cheque to you at your registered address. If you are subject to income tax at the higher rate, you will be liable to pay the additional tax due under the self-assessment procedure and you should ensure that details are included on a tax return for the 1999/2000 tax year.


5.       ACTION TO BE TAKEN BY YOU

If you wish to direct the Trustee to tender for the Cash Offer in respect of all or some of your DuPont Plan shares, you should complete the accompanying Form of Instruction and return it at your own risk to the Trustee, at PO Box 144, Norfolk House, Wellesley Road, Croydon CR9 3EB in the enclosed envelope so that it is received no later than 3.00 p.m. on Friday, 6 August 1999. (This will give the Trustee time to act before Tuesday, 10 August 1999, which is the closing date of the Cash Offer.)

As an alternative to posting your form to the Trustee you may fax your form to 0181 666 8118. If you use the fax, please check with the Trustee that your form has been received by telephoning 0181 666 8285. Proof of sending is not proof of receipt.

PLEASE NOTE THAT YOU CANNOT ALTER YOUR INSTRUCTIONS TO THE TRUSTEE. IF YOU WISH TO PARTICIPATE IN THE CASH OFFER, DO NOT WAIT UNTIL THE LAST MINUTE TO SUBMIT YOUR FORM OF INSTRUCTION. THE FAX SYSTEM MAY BE EXPERIENCING HEAVY CALL VOLUME AND YOU MAY NOT BE ABLE TO DELIVER YOUR FORM OF INSTRUCTION BEFORE THE DEADLINE.

If you do not wish the Trustee to tender for the Cash Offer on behalf of your DuPont Plan shares you should ignore the Form of Instruction and you do not need to take any action.

If you have any questions, please contact the DuPont Share Ownership Plan Hotline on 0181 666 8388. Please note that no recommendation or advice on a particular course of action can be given by the Trustee.



Issued by Noble Lowndes Settlement Trustees Limited

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. When considering what action you should take, you are recommended immediately to seek your own financial advice from your stockbroker, bank manager, solicitor, accountant or other independent financial adviser duly authorised under the Financial Services Act 1986.

To: Participants in the DuPont Pharmaceuticals Limited Share Ownership Plan (the
Plan)


Dear Participant

CASH OFFER BY E. I. DUPONT DE NEMOURS & CO.  (DUPONT)

DuPont is offering its shareholders that are non-United States Persons the opportunity to sell some or all of their shares to DuPont for $80.76 in cash (the Cash Offer). The Cash Offer is being made substantially concurrently with an exchange offer in the United States in which DuPont is offering U.S. Persons the opportunity to exchange DuPont common stock for shares of Conoco Class B common stock (the Exchange Offer). The Exchange Offer is the mechanism by which DuPont will dispose of its remaining ownership of Conoco Inc.

U.S. Persons may not participate in the Cash Offer, while persons that are not U.S. Persons may not participate in the Exchange Offer. Because the Trustee of the Plan is a Non-U.S. Person, it receives the Cash Offer on behalf of participants in the Plan and all shares held in the Plan are deemed to be held by Non-U.S. Persons. Shares held in the plan are only eligible to be tendered in the Cash Offer and may not be tendered in the Exchange Offer.

The purpose of this letter is to explain to you, as a participant in the Plan, the implications of the Cash Offer. A copy of the Offer to Purchase is enclosed which you should read carefully before making a decision. This letter is not designed to encourage you to tender or hold your DuPont shares. It is intended to inform you that there is a programme for tendering DuPont shares held in the Plan and that you may participate as indicated.

If you own shares of DuPont stock other than in the Plan, including in a Merrill Lynch Blueprint account or in any DuPont or Conoco share plan, you should receive separate mailings relating to those shares.

A Plan Statement showing your DuPont shares held in the Plan is also enclosed for ease of reference.

If you wish to direct the Trustee to tender for the Cash Offer on behalf of some or all of your DuPont shares held in the Plan which are eligible for the Cash Offer, you must complete the enclosed Form of Instruction. This must be returned to the Trustee no later than 3.00 p.m. on Friday, 6 August 1999.

If you do not wish to tender for the Cash Offer, you do not need to take any action.

1.       TERMS OF THE CASH OFFER

1.1 The offer

In summary, DuPont is making an offer of $80.76 in cash for every DuPont share. Participants should note, however, that U.S. withholding tax will be deducted from the gross proceeds payable to tendering shareholders. (IMPORTANT - see 3.3 U.S. withholding tax below).

1.2 Plan restrictions to the offer

In the context of the Plan, the normal sale rules continue to apply and so the Cash Offer only relates to DuPont shares that are no longer subject to a retention period as at the Trustee's closing date for accepting Forms of Instruction. Please note, Company Purchased shares that are no longer subject to a retention period but which have been held for less than three years on 10 August 1999 will be subject to income tax.

Participation in the Cash Offer will not be deemed a sale for the purposes of the limit on the number of sales allowed in a tax year under the Plan. No brokerage fees or other administration charges will apply to sales under the Cash Offer.

1.3 Scaling down of the offer

The number of DuPont shares that will be accepted under the Cash Offer is 8 million. If more shares than the maximum amount are tendered, the number of shares to be accepted from each tendering shareholder will be reduced proportionally among all the tendering shareholders. Proportionate acceptance of DuPont shares from shareholders is called proration.

1.4 Conditions for completion of the offer

The Offer to Purchase sets out certain circumstances in which DuPont may not proceed with the Cash Offer, including if the Exchange Offer is not consummated.

1.5 Extension of the offer

DuPont has reserved the right to extend the period of time during which the offer is open if any of the conditions for completion are not satisfied. In the event the offer period is extended, the Trustee will notify you of the new date to return your form.

2.       YOUR CHOICES

Should you wish to tender for the Cash Offer in respect of all or some of your DuPont Plan shares, you should complete the enclosed Form of Instruction, following the instructions in this letter. Please note that you cannot alter your instructions to the Trustee.

If you do not wish to tender for the Cash Offer in respect of any of your DuPont Plan shares you do not need to take any action.

Any DuPont shares that you do not sell under the Cash Offer may remain in the Plan under the normal rules.

3.       TAXATION AND U.S. WITHHOLDING TAX

The following is a broad summary of the likely U.K. taxation implications of successfully tendering in the Cash Offer in respect of your DuPont Plan shares, assuming that you are resident or ordinarily resident in the U.K. for taxation purposes. If you are in any doubt as to your tax position you should consult a professional adviser.

3.1 Income tax

If you instruct the Trustee to tender for the Cash Offer for any Company Purchased DuPont shares that have been held for less than three years, income tax will be payable in respect of the cash which the Trustee receives on your behalf. The amount subject to income tax will generally be the original market value of those DuPont Plan shares in respect of which you have successfully tendered under the Cash Offer. As mentioned, the tax position will be the same as for a normal sale and any amount that is subject to income tax will be reduced if you have reached age 60 or you have left DuPont due to injury, disability or redundancy.

Income tax will be deducted before any cash due under the Cash Offer is paid to you. (See 4. Settlement below).

3.2 Capital gains tax

If you receive cash in respect of your DuPont Plan shares, you may be liable to capital gains tax on the difference between the cash consideration received and the original cost of the shares under capital gains tax rules i.e. the base cost.

You will not, however, be liable to capital gains tax unless your chargeable gains (less allowable losses) from all sources during the tax year 1999/2000 exceed the annual exemption. The annual exemption for 1999/2000 is pound sterling 7,100. You should ensure that the relevant details are included on a tax return under the self-assessment procedure for the 1999/2000 tax year.

3.3 U.S. withholding tax

Under U.S. tax regulations the proceeds of the Cash Offer may be treated as a dividend and must, therefore, be subject initially to tax withholding in the U.S. It is anticipated that the reduced 15% rate of tax withholding will be applied to the tender of shares from the Plan.

THERE IS NO CERTAINTY THAT YOU WILL BE ABLE TO RECOVER THE U.S. TAX WITHHELD. The Offer to Purchase indicates the grounds under which you might be able to recover the U.S. tax withheld. It is not possible to know in advance that a successful claim for recovery can be made since this will depend on the facts and circumstances for each shareholder and the overall effect of the transaction on DuPont's subsequent share structure.

Whether or not the U.S. tax can be reclaimed can only be determined after completion of the Exchange Offer transaction. Each participant may have to complete appropriate forms for repayment and apply to the Internal Revenue Service in the U.S. The facts of each case will determine whether a refund can be claimed. On payment of the proceeds, the Trustee will notify you of any available information on the refund procedure.

Participants are referred to the Offer to Purchase and Section 3 "Withholding on Amounts Payable to Non-U.S. Persons"; "U.S. Federal Income Tax Backup Withholding" and Section 14 "Certain United States Federal Income Tax Consequences" in relation to U.S. withholding tax.

3.4 Risk of gain being taxed as income

Participants are referred to the Offer to Purchase and Section 14 "United Kingdom" which highlights a remote possibility that part of the gain on a disposal may be taxed as income and not as a capital gain.

4.       SETTLEMENT

Although the Cash Offer is in $U.S., the proceeds will be converted by the Trustee and paid to you in pound sterling STG.

If you are a current employee within DuPont, then the amount received by the Trustee for your DuPont Plan shares, which is liable for income tax, will be sent by the Trustee to your employing company to process through the payroll system. The amount that is not liable to income tax will be sent to you by cheque separately by the Trustee.

If you are no longer an employee of DuPont, the Trustee will deduct income tax at the basic rate on the amount liable to income tax, and remit the balance and the amount not liable to income tax by cheque to you at your registered address. If you are subject to income tax at the higher rate, you will be liable to pay the additional tax due under the self-assessment procedure and you should ensure that details are included on a tax return for the 1999/2000 tax year.

5.       ACTION TO BE TAKEN BY YOU

If you wish to direct the Trustee to tender for the Cash Offer in respect of all or some of your DuPont Plan shares, you should complete the accompanying Form of Instruction and return it at your own risk to the Trustee, at PO Box 144, Norfolk House, Wellesley Road, Croydon CR9 3EB in the enclosed envelope so that it is received no later than 3.00 p.m. on Friday, 6 August 1999. (This will give the Trustee time to act before Tuesday, 10 August 1999, which is the closing date of the Cash Offer.)

As an alternative to posting your form to the Trustee you may fax your form to 0181 666 8118. If you use the fax, please check with the Trustee that your form has been received by telephoning 0181 666 8285. Proof of sending is not proof of receipt.

PLEASE NOTE THAT YOU CANNOT ALTER YOUR INSTRUCTIONS TO THE TRUSTEE. IF YOU WISH TO PARTICIPATE IN THE CASH OFFER, DO NOT WAIT UNTIL THE LAST MINUTE TO SUBMIT YOUR FORM OF INSTRUCTION. THE FAX SYSTEM MAY BE EXPERIENCING HEAVY CALL VOLUME AND YOU MAY NOT BE ABLE TO DELIVER YOUR FORM OF INSTRUCTION BEFORE THE DEADLINE.

If you do not wish the Trustee to tender for the Cash Offer on behalf of your DuPont Plan shares you should ignore the Form of Instruction and you do not need to take any action.

If you have any questions, please contact the DuPont Share Ownership Plan Hotline on 0181 666 8388. Please note that no recommendation or advice on a particular course of action can be given by the Trustee.


Issued by Noble Lowndes Settlement Trustees Limited

     THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. When considering what action you should take, you are recommended immediately to seek your own financial advice from your stockbroker, bank manager, solicitor, accountant or other independent financial adviser duly authorised under the
                          Financial Services Act 1986.

TO:  CLIENTS IN THE CONOCO ISA (ISA).



Dear Client

CASH OFFER BY E.I. DUPONT DE NEMOURS & CO. (DUPONT)

DuPont is offering its shareholders that are non-United States Persons the opportunity to sell some or all of their shares to DuPont for $80.76 in cash (the Cash Offer). The Cash Offer is being made substantially concurrently with an exchange offer in the United States in which DuPont is offering U.S. Persons the opportunity to exchange DuPont common stock for shares of Conoco Class B common stock (the Exchange Offer). The Exchange Offer is the mechanism by which DuPont will dispose of its remaining ownership of Conoco Inc.

U.S. Persons may not participate in the Cash Offer, while persons that are not U.S. Persons may not participate in the Exchange Offer. Because the Account Manager of the ISA is a Non-U.S. Person, it receives the Cash Offer on behalf of participants in the ISA and all shares held in the ISA are deemed to be held by Non-U.S. Persons. Shares held in the ISA are only eligible to be tendered in the Cash Offer and may not be tendered in the Exchange Offer.

The purpose of this letter is to explain to you, as a participant in the Individual Savings Account (ISA), the implications of the Cash Offer. A copy of the Offer to Purchase is enclosed which you should read carefully before making a decision. This letter is not designed to encourage you to tender or hold your DuPont shares. It is intended to inform you that there is a programme for tendering DuPont shares held in the ISA and that you may participate as indicated. If you own shares of DuPont stock other than in the ISA you should receive separate mailings relating to those shares.

If you wish to direct the Account Manager to tender for the Cash Offer on behalf of some or all of your DuPont shares held in the ISA which are eligible for the Cash Offer, you must complete the enclosed Proforma. This must be returned to Stocktrade no later than 3.00 p.m. on Friday the 6th of August, 1999.

IF YOU DO NOT WISH TO TENDER FOR THE CASH OFFER, YOU DO NOT NEED TO TAKE ANY ACTION.

1.       TERMS OF THE CASH OFFER

         1.1      The Offer

                  In summary, DuPont is making an offer of $80.76 in cash for every DuPont share. Participants should note, however, that U.S. withholding tax will be deducted from the gross proceeds payable to tendering shareholders. (IMPORTANT see 2.2 U.S. withholding tax below).

         1.2      Scaling down of the offer

                  The number of DuPont shares that will be accepted under the Cash Offer is 8 million. If more shares than the maximum amount are tendered, the number of shares to be accepted from each tendering shareholder will be reduced proportionally among all the tendering shareholders. Proportionate acceptance of DuPont shares from shareholders is called proration.

         1.3      Conditions for completion of the offer

                  The Offer to Purchase sets out certain circumstances in which DuPont may terminate the Cash Offer, including if the Exchange Offer is not consummated.

         1.4      Extension of the Offer

                  DuPont has reserved the right to extend the period of time during which the offer is open if any of the conditions for completion are not satisfied. In the event the offer period is extended, the Account Manager will notify you of the new date to return your form.

2.       TAXATION AND U.S. WITHHOLDING TAX

         2.1 There are no UK income tax or capital gains tax liabilities on disposal of the shares held within the SCP and ISA.

         2.2 Under U.S. tax regulations the proceeds of the Cash Offer may be treated as a dividend and must, therefore, be subject initially to tax withholding in the U.S. It is anticipated that the reduced 15% rate of tax withholding will be applied to the tender of shares from the Plan.

                  THERE IS NO CERTAINTY THAT YOU WILL BE ABLE TO RECOVER THE U.S. TAX WITHHELD. The Offer to Purchase indicates the grounds under which you might be able to recover the U.S. tax withheld. It is not possible to know in advance that a successful claim for recovery can be made since this will depend on the facts and circumstances for each shareholder and the overall effect of the Split-Off on DuPont's subsequent share structure.

                  Whether or not the U.S. tax can be reclaimed can only be determined after completion of the Exchange Offer transaction and each participant will have to complete appropriate forms for repayment and apply to the Internal Revenue Service in the U.S. The facts of each case will determine whether a refund can be claimed.

                  Participants are referred to the Offer to Purchase and Section 3 "Withholding on Amounts Payable to Non-U.S. Persons"; "U.S. Federal Income Tax Backup Withholding" and Section 14 "Certain United States Federal Income Tax Consequences" in relation to U.S. withholding tax.

3.       YOUR CHOICES

         Should you wish to tender for the Cash Offer in respect of all or some of your DuPont ISA shares, you should complete the enclosed Proforma following the instructions in this letter. Please note that you cannot alter your instructions to the Account Manager.

         IF YOU DO NOT WISH TO TENDER FOR THE CASH OFFER IN RESPECT OF ANY OF YOUR DUPONT ISA SHARES YOU DO NOT NEED TO TAKE ANY ACTION.

4.       IMPLICATIONS OF ACCEPTING THE CASH OFFER (ISA)

         4.1 It is possible to tender for part or all of your holding of DuPont shares and hold cash in the Conoco ISA. This can be achieved under Inland Revenue Rules and regulations, but the cash received in the Account would be re-invested into Conoco Class B Common Stock on the next designated dealing day.

         You should carefully consider the implications before making your decision which could impact on your current tax free investment. If you take no action then your DuPont shares will remain a tax free investment within your ISA. There are no brokerage fees or charges levied against you if you elect to tender for all or part of your shares.

5.       ACTION TO BE TAKEN BY YOU

         If you wish to direct the Account Manager to tender for the Cash Offer in respect of all or some of your DuPont ISA shares, you should complete the accompanying Proforma and return it at your own risk to:
         The Account Manager, Conoco ISA, Stocktrade, PO Box 1076, 10 George Street, Edinburgh, EH2 2PZ. in the enclosed envelope so that it is received no later than 3.00 p.m. on Friday the 6th of August, 1999. (This will give the Account Manager time to act before Tuesday the 10th of August, 1999, which is the closing date of the Cash Offer).

         As an alternative to posting your form to Stocktrade you may fax your form to 0131 240 0424. This must be followed up in writing in the post. This is an Inland Revenue requirement.

         PLEASE NOTE THAT YOU CANNOT ALTER YOUR INSTRUCTIONS TO THE ACCOUNT MANAGER. DO NOT WAIT UNTIL THE LAST MINUTE TO SUBMIT YOUR PROFORMA. IF YOU DO NOT WISH THE ACCOUNT MANAGER TO TENDER FOR THE CASH OFFER ON BEHALF OF YOUR CONOCO ISA SHARES YOU DO NOT NEED TO TAKE ANY ACTION.

         If you have any questions, please contact Stocktrade and ask for the Conoco ISA on 0131 529 0456. Please note that no recommendation or advice on a particular course of action can be given by the Account Manager.

Yours sincerely
for and on behalf
of Stocktrade



Mark Murray
Manager



                                   STOCKTRADE

                   A DIVISION OF BREWIN DOLPHIN SECURITIES LTD
       A MEMBER OF THE LONDON STOCK EXCHANGE REGULATED BY THE SECURITIES &
        FUTURES AUTHORITY LTD REGISTERED OFFICE 5 GILTSPUR STREET LONDON
                     EC1A REGISTERED IN ENGLAND NO. 2135876

     THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. When considering what action you should take, you are recommended immediately to seek your own financial advice from your stockbroker, bank manager, solicitor, accountant or other independent financial adviser duly authorised under the
                          Financial Services Act 1986.

TO:  CLIENTS IN THE DUPONT SINGLE COMPANY PEP (SCP).



Dear Client

CASH OFFER BY E.I. DUPONT DE NEMOURS & CO. (DUPONT)

DuPont is offering its shareholders that are non-United States Persons the opportunity to sell some or all of their shares to DuPont for $80.76 in cash (the Cash Offer). The Cash Offer is being made substantially concurrently with an exchange offer in the United States in which DuPont is offering U.S. Persons the opportunity to exchange DuPont common stock for shares of Conoco Class B common stock (the Exchange Offer). The Exchange Offer is the mechanism by which DuPont will dispose of its remaining ownership of Conoco Inc.

U.S. Persons may not participate in the Cash Offer, while persons that are not U.S. Persons may not participate in the Exchange Offer. Because the Plan Manager of the SCP is a Non-U.S. Person, it receives the Cash Offer on behalf of participants in the SCP and all shares held in the SCP are deemed to be held by Non-U.S. Persons. Shares held in the SCP are only eligible to be tendered in the Cash Offer and may not be tendered in the Exchange Offer.

The purpose of this letter is to explain to you, as a participant in the Single Company Pep (SCP), the implications of the Cash Offer. A copy of the Offer to Purchase is enclosed which you should read carefully before making a decision. This letter is not designed to encourage you to tender or hold your DuPont shares. It is intended to inform you that there is a programme for tendering DuPont shares held in the SCP and that you may participate as indicated. If you own shares of DuPont stock other than in the SCP you should receive separate mailings relating to those shares.

If you wish to direct the Plan Manager to tender for the Cash Offer on behalf of some or all of your DuPont shares held in the SCP which are eligible for the Cash Offer, you must complete the enclosed Proforma. This must be returned to Stocktrade no later than 3.00 p.m. on Friday the 6th of August, 1999.

IF YOU DO NOT WISH TO TENDER FOR THE CASH OFFER, YOU DO NOT NEED TO TAKE ANY ACTION.

1.       TERMS OF THE CASH OFFER

         1.1      The Offer

                  In summary, DuPont is making an offer of $80.76 in cash for every DuPont share. PARTICIPANTS SHOULD NOTE, HOWEVER, THAT U.S. WITHHOLDING TAX WILL BE DEDUCTED FROM THE GROSS PROCEEDS PAYABLE TO TENDERING SHAREHOLDERS. (IMPORTANT SEE 2.2 U.S. WITHHOLDING TAX BELOW).

         1.2      Scaling down of the offer

                  The number of DuPont shares that will be accepted under the Cash Offer is 8 million. If more shares than the maximum amount are tendered, the number of shares to be accepted from each tendering shareholder will be reduced proportionally among all the tendering shareholders. Proportionate acceptance of DuPont shares from shareholders is called proration.

         1.3      Conditions for completion of the offer

                  The Offer to Purchase sets out certain circumstances in which DuPont may terminate the Cash Offer, including if the Exchange Offer is not consummated.

         1.4      Extension of the Offer

                  DuPont has reserved the right to extend the period of time during which the offer is open if any of the conditions for completion are not satisfied. In the event the offer period is extended, the Plan Manager will notify you of the new date to return your form.

2.       TAXATION AND U.S. WITHHOLDING TAX

         2.1 There are no UK income tax or capital gains tax liabilities on disposal of the shares held within the SCP and ISA.

         2.2 Under U.S. tax regulations the proceeds of the Cash Offer may be treated as a dividend and must, therefore, be subject initially to tax withholding in the U.S. It is anticipated that the reduced 15% rate of tax withholding will be applied to the tender of shares from the Plan.

                  THERE IS NO CERTAINTY THAT YOU WILL BE ABLE TO RECOVER THE U.S. TAX WITHHELD. The Offer to Purchase indicates the grounds under which you might be able to recover the U.S. tax withheld. It is not possible to know in advance that a successful claim for recovery can be made since this will depend on the facts and circumstances for each shareholder and the overall effect of the Split-Off on DuPont's subsequent share structure.

                  Whether or not the U.S. tax can be reclaimed can only be determined after completion of the Exchange Offer transaction and each participant will have to complete appropriate forms for repayment and apply to the Internal Revenue Service in the U.S. The facts of each case will determine whether a refund can be claimed.

                  Participants are referred to the Offer to Purchase and Section 3 "Withholding on Amounts Payable to Non-U.S. Persons"; "U.S. Federal Income Tax Backup Withholding" and Section 14 "Certain United States Federal Income Tax Consequences" in relation to U.S. withholding tax.

3.       YOUR CHOICES

         Should you wish to tender for the Cash Offer in respect of all or some of your DuPont SCP shares, you should complete the enclosed Proforma following the instructions in this letter. Please note that you cannot alter your instructions to the Plan Manager.

         IF YOU DO NOT WISH TO TENDER FOR THE CASH OFFER IN RESPECT OF ANY OF YOUR DUPONT SCP SHARES YOU DO NOT NEED TO TAKE ANY ACTION.

4.       IMPLICATIONS OF ACCEPTING THE CASH OFFER (SCP)

         4.1 If you elect to tender for the Cash Offer for only some of your DuPont shares then it is not possible under Inland Revenue rules and regulations to hold the cash in the SCP with the remaining DuPont shares. You can only hold one stock in your SCP and you cannot re-invest the cash into an American stock as it is deemed a non-qualifying investment. You will therefore receive a cheque in your own name for the sale proceeds. This will reduce the value of the investment you currently hold in a tax free product.

         4.2 If you elect to tender for all of the DuPont shares held in the SCP then the cash could be held in the SCP. You would have to re-invest all the proceeds into a qualifying SCP investment (UK Equity) within 42 days. The Plan would no longer remain as a DuPont SCP it would become a Self Select Single Company Personal Equity Plan. Alternatively, you could take all the cash and close the plan or transfer the SCP to another provider by instructing the Plan Manager in writing. (IF YOU APPLIED FOR THE TENDER FOR ALL SHARES AND THERE WAS SCALING DOWN AS DETAILED IN 1.2 THEN THE IMPLICATIONS OUTLINED IN 4.1 WOULD APPLY).

         You should carefully consider the implications before making your decision which could impact on your current tax free investment. IF YOU TAKE NO ACTION THEN YOUR DUPONT SHARES WILL REMAIN A TAX FREE INVESTMENT WITHIN YOUR SCP. There are no brokerage fees or charges levied against you if you elect to tender for all or part of your shares.

5.       ACTION TO BE TAKEN BY YOU

         If you wish to direct the Plan Manager to tender for the Cash Offer in respect of all or some of your DuPont SCP shares, you should complete the accompanying Proforma and return it at your own risk to: - The Plan Manager, DuPont SCP, Stocktrade, PO Box 1076, 10 George Street, Edinburgh, EH2 2PZ. in the enclosed envelope so that it is received no later than 3.00 p.m. on Friday the 6th of August, 1999. (This will give the Plan Manager time to act before Tuesday the 10th of August, 1999, which is the closing date of the Cash Offer).

         As an alternative to posting your form to Stocktrade you may fax your form to 0131 240 0424. This must be followed up in writing in the post. This is an Inland Revenue requirement.

         PLEASE NOTE THAT YOU CANNOT ALTER YOUR INSTRUCTIONS TO THE PLAN MANAGER. DO NOT WAIT UNTIL THE LAST MINUTE TO SUBMIT YOUR PROFORMA. IF YOU DO NOT WISH THE PLAN MANAGER TO TENDER FOR THE CASH OFFER ON BEHALF OF YOUR DUPONT SCP SHARES YOU DO NOT NEED TO TAKE ANY ACTION.

         If you have any questions, please contact Stocktrade and ask for the DuPont SCP on 0131 529 0456. Please note that no recommendation or advice on a particular course of action can be given by the Plan Manager.

Yours sincerely
for and on behalf
of Stocktrade


Mark Murray
MANAGER




                                   STOCKTRADE

                   A DIVISION OF BREWIN DOLPHIN SECURITIES LTD
       A MEMBER OF THE LONDON STOCK EXCHANGE REGULATED BY THE SECURITIES &
        FUTURES AUTHORITY LTD REGISTERED OFFICE 5 GILTSPUR STREET LONDON
                     EC1A REGISTERED IN ENGLAND NO. 2135876

     THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. When considering what action you should take, you are recommended immediately to seek your own financial advice from your stockbroker, bank manager, solicitor, accountant or other independent financial adviser duly authorised under the
                          Financial Services Act 1986.

TO:  CLIENTS IN THE DUPONT SINGLE COMPANY PEP (SCP) & CONOCO ISA (ISA).



Dear Client

CASH OFFER BY E.I. DUPONT DE NEMOURS & CO. (DUPONT)

DuPont is offering its shareholders that are non-United States Persons the opportunity to sell some or all of their shares to DuPont for $80.76 in cash (the Cash Offer). The Cash Offer is being made substantially concurrently with an exchange offer in the United States in which DuPont is offering U.S. Persons the opportunity to exchange DuPont common stock for shares of Conoco Class B common stock (the Exchange Offer). The Exchange Offer is the mechanism by which DuPont will dispose of its remaining ownership of Conoco Inc.

U.S. Persons may not participate in the Cash Offer, while persons that are not U.S. Persons may not participate in the Exchange Offer. Because the Plan Manager of the SCP and ISA is a Non-U.S. Person, it receives the Cash Offer on behalf of participants in the SCP and ISA and all shares held in the SCP and ISA are deemed to be held by Non-U.S. Persons. SHARES HELD IN THE SCP AND ISA ARE ONLY ELIGIBLE TO BE TENDERED IN THE CASH OFFER AND MAY NOT BE TENDERED IN THE EXCHANGE OFFER.

The purpose of this letter is to explain to you, as a participant in the Single Company Pep (SCP) and Individual Savings Account (ISA), the implications of the Cash Offer. A copy of the Offer to Purchase is enclosed which you should read carefully before making a decision. This letter is not designed to encourage you to tender or hold your DuPont shares. It is intended to inform you that there is a programme for tendering DuPont shares held in the SCP and ISA and that you may participate as indicated. If you own shares of DuPont stock other than in the SCP and ISA you should receive separate mailings relating to those shares.

If you wish to direct the Plan Manager to tender for the Cash Offer on behalf of some or all of your DuPont shares held in the SCP and ISA which are eligible for the Cash Offer, you must complete the enclosed Proformas. The Form(s) must be returned to Stocktrade no later than 3.00 p.m. on Friday the 6th of August, 1999.

IF YOU DO NOT WISH TO TENDER FOR THE CASH OFFER, YOU DO NOT NEED TO TAKE ANY ACTION.

1.       TERMS OF THE CASH OFFER

         1.1      The Offer

                  In summary, DuPont is making an offer of $80.76 in cash for every DuPont share. Participants should note, however, that U.S. withholding tax will be deducted from the gross proceeds payable to tendering shareholders. (IMPORTANT see 2.2 U.S. withholding tax below).

         1.2      Scaling down of the offer

                  The number of DuPont shares that will be accepted under the Cash Offer is 8 million. If more shares than the maximum amount are tendered, the number of shares to be accepted from each tendering shareholder will be reduced proportionally among all the tendering shareholders. Proportionate acceptance of DuPont shares from shareholders is called proration.

         1.3      Conditions for completion of the offer

                  The Offer to Purchase sets out certain circumstances in which DuPont may terminate the Cash Offer, including if the Exchange Offer is not consummated.

         1.4      Extension of the Offer

                  DuPont has reserved the right to extend the period of time during which the offer is open if any of the conditions for completion are not satisfied. In the event the offer period is extended, the Plan Manager will notify you of the new date to return your form/forms.

2.       TAXATION AND U.S. WITHHOLDING TAX

         2.1 There are no UK income tax or capital gains tax liabilities on disposal of the shares held within the SCP and ISA.

         2.2 Under U.S. tax regulations the proceeds of the Cash Offer may be treated as a dividend and must, therefore, be subject initially to tax withholding in the U.S. It is anticipated that the reduced 15% rate of tax withholding will be applied to the tender of shares from the Plan.

                  THERE IS NO CERTAINTY THAT YOU WILL BE ABLE TO RECOVER THE U.S. TAX WITHHELD. The Offer to Purchase indicates the grounds under which you might be able to recover the U.S. tax withheld. It is not possible to know in advance that a successful claim for recovery can be made since this will depend on the facts and circumstances for each shareholder and the overall effect of the Split-Off on DuPont's subsequent share structure.

                  Whether or not the U.S. tax can be reclaimed can only be determined after completion of the Exchange Offer transaction and each participant will have to complete appropriate forms for repayment and apply to the Internal Revenue Service in the U.S. The facts of each case will determine whether a refund can be claimed.

                  Participants are referred to the Offer to Purchase and Section 3 "Withholding on Amounts Payable to Non-U.S. Persons"; "U.S. Federal Income Tax Backup Withholding" and Section 14 "Certain United States Federal Income Tax Consequences" in relation to U.S. withholding tax.

3.       YOUR CHOICES

         Should you wish to tender for the Cash Offer in respect of all or some of your DuPont SCP and ISA shares, you should complete the enclosed Proformas following the instructions in this letter. Please note that you cannot alter your instructions to the Plan Manager.

         IF YOU DO NOT WISH TO TENDER FOR THE CASH OFFER IN RESPECT OF ANY OF YOUR DUPONT SCP AND ISA SHARES YOU DO NOT NEED TO TAKE ANY ACTION.

4.       IMPLICATIONS OF ACCEPTING THE CASH OFFER (SCP AND ISA)

         SCP

         4.1 If you elect to tender for the Cash Offer for only some of your DuPont shares then it is not possible under Inland Revenue rules and regulations to hold the cash in the SCP with the remaining DuPont shares. You can only hold one stock in your SCP and you cannot re-invest the cash into an American stock as it is deemed a non-qualifying investment. You will therefore receive a cheque in your own name for the sale proceeds. This will reduce the value of the investment you currently hold in a tax free product.

         4.2 If you elect to tender for all of the DuPont shares held in the SCP then the cash could be held in the SCP. You would have to re-invest all the proceeds into a qualifying SCP investment (UK Equity) within 42 days. The Plan would no longer remain as a DuPont SCP it would become a Self Select Single Company Personal Equity Plan. Alternatively, you could take all the cash and close the plan or transfer the SCP to another provider by instructing the Plan Manager in writing. (If you applied for the tender for all shares and there was scaling down as detailed in 1.2 then the implications outlined in 4.1 would apply). ISA

         4.3 It is possible to tender for part or all of your holding of DuPont shares and hold cash in the Conoco ISA. This can be achieved under Inland Revenue Rules and regulations, but the cash received in the Account would be re-invested into Conoco Class B Common Stock on the next designated dealing day.

                  You should carefully consider the implications before making your decision which could impact on your current tax free investment. If you take no action then your Dupont shares will remain a tax free investment within your SCP and ISA. There are no brokerage fees or charges levied against you if you elect to tender for all or part of your shares.

5.       ACTION TO BE TAKEN BY YOU

         If you wish to direct the Plan Manager to tender for the Cash Offer in respect of all or some of your DuPont SCP and/or ISA shares, you should complete the accompanying Proformas and return the Form(s) at your own risk to: - The Plan Manager, DuPont SCP & ISA, Stocktrade, PO Box 1076, 10 George Street, Edinburgh, EH2 2PZ. in the enclosed envelope so that it is received no later than 3.00 p.m. on Friday the 6th of August, 1999. (This will give the Plan Manager time to act before Tuesday the 10th of August, 1999 which is the closing date of the Cash Offer).

         As an alternative to posting your form to Stocktrade you may fax your form to 0131 240 0424. This must be followed up in writing in the post. This is an Inland Revenue requirement.

         PLEASE NOTE THAT YOU CANNOT ALTER YOUR INSTRUCTIONS TO THE PLAN MANAGER. DO NOT WAIT UNTIL THE LAST MINUTE TO SUBMIT YOUR PROFORMA. IF YOU DO NOT WISH THE PLAN MANAGER TO TENDER FOR THE CASH OFFER ON BEHALF OF YOUR DUPONT SCP AND/OR ISA SHARES YOU DO NOT NEED TO TAKE ANY ACTION.

         If you have any questions, please contact Stocktrade and ask for the DuPont SCP & ISA on 0131 529 0456. Please note that no recommendation or advice on a particular course of action can be given by the Plan Manager.

Yours sincerely
for and on behalf
of Stocktrade



Mark Murray
MANAGER





                                   STOCKTRADE

                   A DIVISION OF BREWIN DOLPHIN SECURITIES LTD
       A MEMBER OF THE LONDON STOCK EXCHANGE REGULATED BY THE SECURITIES &
        FUTURES AUTHORITY LTD REGISTERED OFFICE 5 GILTSPUR STREET LONDON
                     EC1A REGISTERED IN ENGLAND NO. 2135876

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. When considering what action you should take, you are recommended immediately to seek your own financial advice from your stockbroker, bank manager, solicitor, accountant or other independent financial adviser duly authorised under the Financial Services Act 1986.

To: Participants in the DuPont Share Shop (the Share Shop)


Dear Participant

CASH OFFER BY E. I. DUPONT DE NEMOURS & CO. (DUPONT)

DuPont is offering its shareholders that are non-United States Persons the opportunity to sell some or all of their shares to DuPont for $80.76 in cash (the Cash Offer). The Cash Offer is being made substantially concurrently with an exchange offer in the United States in which DuPont is offering U.S. persons the opportunity to exchange DuPont common stock for shares of Conoco Class B common stock (the Exchange Offer). The Exchange Offer is the mechanism by which DuPont will dispose of its remaining ownership of Conoco Inc.

U.S. Persons may not participate in the Cash Offer, while persons that are not U.S. Persons may not participate in the Exchange Offer. Because the Trustee of the Share Shop is a Non-U.S. Person, it receives the Cash Offer on behalf of participants in the Share Shop and all shares held in the Share Shop are deemed to be held by Non-U.S. Persons. Shares held in the Share Shop are only eligible to be tendered in the Cash Offer and may not be tendered in the Exchange Offer.

The purpose of this letter is to explain to you, as a participant in the Share Shop, the implications of the Cash Offer. A copy of the Offer to Purchase is enclosed which you should read carefully before making a decision. This letter is not designed to encourage you to tender or hold your DuPont shares. It is intended to inform you that there is a programme for tendering DuPont shares held in the Share Shop and that you may participate as indicated.

If you own shares of DuPont stock other than in the Share Shop including in a Merrill Lynch Blueprint account or in any DuPont or Conoco share plan, you should receive separate mailings relating to those shares.

A Statement showing your DuPont shares held in the Share Shop is also enclosed for ease of reference.

If you wish to direct the Trustee to tender for the Cash Offer on behalf of some or all of your DuPont shares held in the Share Shop, you must complete the enclosed Form of Instruction. This must be returned to the Trustee no later than
3.00 p.m. on Friday, 6 August 1999.

If you do not wish to tender for the Cash Offer, you do not need to take any action.

1.       TERMS OF THE CASH OFFER

1.1 The offer

In summary, DuPont is making an offer of $80.76 in cash for every DuPont share. Participants should note, however, that U.S. withholding tax will be deducted from the gross proceeds payable to tendering shareholders. (IMPORTANT - see 3.3 U.S. withholding tax below).

1.2 Share Shop restrictions to the offer

In the context of the Share Shop, the Cash Offer relates to any DuPont shares held in the Share Shop.

No brokerage fees or other administration charges will apply to sales under the Cash Offer.

1.3 Scaling down of the offer

The number of DuPont shares that will be accepted under the Cash Offer is 8 million. If more shares than the maximum amount are tendered, the number of shares to be accepted from each tendering shareholder will be reduced proportionally among all the tendering shareholders. Proportionate acceptance of DuPont shares from shareholders is called proration.

1.4 Conditions for completion of the offer

The Offer to Purchase sets out certain circumstances in which DuPont may not proceed with the Cash Offer, including if the Exchange Offer is not consummated.

1.5 Extension of the offer

DuPont has reserved the right to extend the period of time during which the offer is open if any of the conditions for completion are not satisfied. In the event the offer period is extended, the Trustee will notify you of the new date to return your form.

2.       YOUR CHOICES

Should you wish to tender for the Cash Offer in respect of all or some of your DuPont shares held in the Share Shop, you should complete the enclosed Form of Instruction, following the instructions in this letter. Please note that you cannot alter your instructions to the Trustee.

If you do not wish to tender for the Cash Offer in respect of any of your DuPont shares you do not need to take any action.

Any DuPont shares that you do not sell under the Cash Offer may remain in the Share Shop under the normal rules.

3.       TAXATION AND U.S. WITHHOLDING TAX

The following is a broad summary of the likely U.K. taxation implications of successfully tendering in the Cash Offer in respect of your DuPont shares held in the Share Shop, assuming that you are resident or ordinarily resident in the U.K. for taxation purposes. IF YOU ARE IN ANY DOUBT AS TO YOUR TAX POSITION YOU SHOULD CONSULT A PROFESSIONAL ADVISER.

3.1 Income tax

If you instruct the Trustee to tender for the Cash Offer for your DuPont shares there will be no liability to income tax.

3.2 Capital gains tax

If you receive cash in respect of your DuPont shares, you may be liable to capital gains tax on the difference between the cash consideration received and the original cost of the shares under capital gains tax rules i.e. the base cost.

You will not, however, be liable to capital gains tax unless your chargeable gains (less allowable losses) from all sources during the tax year 1999/2000 exceed the annual exemption. The annual exemption for 1999/2000 is pound sterling 7,100. You should ensure that the relevant details are included on a tax return under the self-assessment procedure for the 1999/2000 tax year.

3.3 U.S. withholding tax

Under U.S. tax regulations the proceeds of the Cash Offer may be treated as a dividend and must, therefore, be subject initially to tax withholding in the U.S. It is anticipated that the reduced 15% rate of tax withholding will be applied to the tender of shares from the Share Shop.

THERE IS NO CERTAINTY THAT YOU WILL BE ABLE TO RECOVER THE U.S. TAX WITHHELD. The Offer to Purchase indicates the grounds under which you might be able to recover the U.S. tax withheld. It is not possible to know in advance that a successful claim for recovery can be made since this will depend on the facts and circumstances for each shareholder and the overall effect of the transaction on DuPont's subsequent share structure.

Whether or not the U.S. tax can be reclaimed can only be determined after completion of the Exchange Offer transaction. Each participant may have to complete appropriate forms for repayment and apply to the Internal Revenue Service in the U.S. The facts of each case will determine whether a refund can be claimed. On payment of the proceeds, the Trustee will notify you of any available information on the refund procedure.

Participants are referred to the Offer to Purchase and Section 3 "Withholding on Amounts Payable to Non-U.S. Persons"; "U.S. Federal Income Tax Backup Withholding" and Section 14 "Certain United States Federal Income Tax Consequences" in relation to U.S. withholding tax.

3.4 Risk of gain being taxed as income

Participants are referred to the Offer to Purchase and Section 14 "United Kingdom" which highlights a remote possibility that part of the gain on a disposal may be taxed as income and not as a capital gain.

4.       SETTLEMENT

Although the Cash Offer is in $U.S., the proceeds will be converted by the Trustee and paid to you in pound sterling STG by cheque.

5.       ACTION TO BE TAKEN BY YOU

If you wish to direct the Trustee to tender for the Cash Offer in respect of all or some of your DuPont shares held in the Share Shop, you should complete the accompanying Form of Instruction and return it at your own risk to the Trustee, at PO Box 144, Norfolk House, Wellesley Road, Croydon CR9 3EB in the enclosed envelope so that it is received no later than 3.00 p.m. on Friday, 6 August 1999. (This will give the Trustee time to act before Tuesday, 10 August 1999, which is the closing date of the Cash Offer.)

As an alternative to posting your form to the Trustee you may fax your form to 0181 666 8118. If you use the fax please check with the Trustee that your form has been received by telephoning 0181 666 8285. Proof of sending is not proof of receipt.

PLEASE NOTE THAT YOU CANNOT ALTER YOUR INSTRUCTIONS TO THE TRUSTEE. IF YOU WISH TO PARTICIPATE IN THE CASH OFFER, DO NOT WAIT UNTIL THE LAST MINUTE TO SUBMIT YOUR FORM OF INSTRUCTION. THE FAX SYSTEM MAY BE EXPERIENCING HEAVY CALL VOLUME AND YOU MAY NOT BE ABLE TO DELIVER YOUR FORM OF INSTRUCTION BEFORE THE DEADLINE.

If you do not wish the Trustee to tender for the Cash Offer on behalf of your DuPont shares you should ignore the Form of Instruction and you do not need to take any action.

If you have any questions, please contact the DuPont Share Ownership Plan Hotline on 0181 666 8388. Please note that no recommendation or advice on a particular course of action can be given by the Trustee.


Issued by Noble Lowndes Settlement Trustees Limited

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. When considering what action you should take, you are recommended immediately to seek your own financial advice from your stockbroker, bank manager, solicitor, accountant or other independent financial adviser duly authorised under the Financial Services Act 1986.

To: Participants in the Conoco Share Shop (the Share Shop)


Dear Participant

CASH OFFER BY E. I. DUPONT DE NEMOURS & CO.  (DUPONT)

DuPont is offering its shareholders that are non-United States Persons the opportunity to sell some or all of their shares to DuPont for $80.76 in cash (the Cash Offer). The Cash Offer is being made substantially concurrently with an exchange offer in the United States in which DuPont is offering U.S. persons the opportunity to exchange DuPont common stock for shares of Conoco Class B common stock (the Exchange Offer). The Exchange Offer is the mechanism by which DuPont will dispose of its remaining ownership of Conoco Inc.

U.S. Persons may not participate in the Cash Offer, while persons that are not U.S. Persons may not participate in the Exchange Offer. Because the Trustee of the Share Shop is a Non-U.S. Person, it receives the Cash Offer on behalf of participants in the Share Shop and all shares held in the Share Shop are deemed to be held by Non-U.S. Persons. SHARES HELD IN THE SHARE SHOP ARE ONLY ELIGIBLE TO BE TENDERED IN THE CASH OFFER AND MAY NOT BE TENDERED IN THE EXCHANGE OFFER.

The purpose of this letter is to explain to you, as a participant in the Share Shop, the implications of the Cash Offer. A copy of the Offer to Purchase is enclosed which you should read carefully before making a decision. This letter is not designed to encourage you to tender or hold your DuPont shares. It is intended to inform you that there is a programme for tendering DuPont shares held in the Share Shop and that you may participate as indicated.

If you own shares of DuPont stock other than in the Share Shop including in a Merrill Lynch Blueprint account or in any other Conoco or DuPont share plan, you should receive separate mailings relating to those shares.

A Statement showing your DuPont shares held in the Share Shop is also enclosed for ease of reference.

If you wish to direct the Trustee to tender for the Cash Offer on behalf of some or all of your DuPont shares held in the Share Shop, you must complete the enclosed Form of Instruction. This must be returned to the Trustee no later than
3.00 p.m. on Friday, 6 August 1999.

If you do not wish to tender for the Cash Offer, you do not need to take any action.


1.       TERMS OF THE CASH OFFER

1.1 The offer

In summary, DuPont is making an offer of $80.76 in cash for every DuPont share. Participants should note, however, that U.S. withholding tax will be deducted from the gross proceeds payable to tendering shareholders. (IMPORTANT - see 3.3 U.S. withholding tax below).

1.2 Share Shop restrictions to the offer

In the context of the Share Shop, the Cash Offer relates to any DuPont shares held in the Share Shop.

No brokerage fees or other administration charges will apply to sales under the Cash Offer.

The Cash Offer does not apply to any Conoco Class A common stock allocated to you under the Share Shop.

1.3 Scaling down of the offer

The number of DuPont shares that will be accepted under the Cash Offer is 8 million. If more shares than the maximum amount are tendered, the number of shares to be accepted from each tendering shareholder will be reduced proportionally among all the tendering shareholders. Proportionate acceptance of DuPont shares from shareholders is called proration.

1.4 Conditions for completion of the offer

The Offer to Purchase sets out certain circumstances in which DuPont may not proceed with the Cash Offer, including if the Exchange Offer is not consummated.

1.5 Extension of the offer

DuPont has reserved the right to extend the period of time during which the offer is open if any of the conditions for completion are not satisfied. In the event the offer period is extended, the Trustee will notify you of the new date to return your form.


2.       YOUR CHOICES

Should you wish to tender for the Cash Offer in respect of all or some of your DuPont shares held in the Share Shop, you should complete the enclosed Form of Instruction, following the instructions in this letter. Please note that you cannot alter your instructions to the Trustee.

If you do not wish to tender for the Cash Offer in respect of any of your DuPont shares you do not need to take any action.

Any DuPont shares that you do not sell under the Cash Offer may remain in the Share Shop under the normal rules.


3.       TAXATION AND U.S. WITHHOLDING TAX

The following is a broad summary of the likely U.K. taxation implications of successfully tendering in the Cash Offer in respect of your DuPont shares held in the Share Shop, assuming that you are resident or ordinarily resident in the U.K. for taxation purposes. If you are in any doubt as to your tax position you should consult a professional adviser.

3.1 Income tax

If you instruct the Trustee to tender for the Cash Offer for your DuPont shares there will be no liability to income tax.

3.2 Capital gains tax

If you receive cash in respect of your DuPont shares, you may be liable to capital gains tax on the difference between the cash consideration received and the original cost of the shares under capital gains tax rules i.e. the base cost.

You will not, however, be liable to capital gains tax unless your chargeable gains (less allowable losses) from all sources during the tax year 1999/2000 exceed the annual exemption. The annual exemption for 1999/2000 is pound sterling 7,100. You should ensure that the relevant details are included on a tax return under the self-assessment procedure for the 1999/2000 tax year.

3.3 U.S. withholding tax

Under U.S. tax regulations the proceeds of the Cash Offer may be treated as a dividend and must, therefore, be subject initially to tax withholding in the U.S. It is anticipated that the reduced 15% rate of tax withholding will be applied to the tender of shares from the Share Shop.

THERE IS NO CERTAINTY THAT YOU WILL BE ABLE TO RECOVER THE U.S. TAX WITHHELD. The Offer to Purchase indicates the grounds under which you might be able to recover the U.S. tax withheld. It is not possible to know in advance that a successful claim for recovery can be made since this will depend on the facts and circumstances for each shareholder and the overall effect of the transaction on DuPont's subsequent share structure.

Whether or not the U.S. tax can be reclaimed can only be determined after completion of the Exchange Offer transaction. Each participant may have to complete appropriate forms for repayment and apply to the Internal Revenue Service in the U.S. The facts of each case will determine whether a refund can be claimed. On payment of the proceeds, the Trustee will notify you of any available information on the refund procedure.

Participants are referred to the Offer to Purchase and Section 3 "Withholding on Amounts Payable to Non-U.S. Persons"; "U.S. Federal Income Tax Backup Withholding" and Section 14 "Certain United States Federal Income Tax Consequences" in relation to U.S. withholding tax.

3.4 Risk of gain being taxed as income

Participants are referred to the Offer to Purchase and Section 14 "United Kingdom" which highlights a remote possibility that part of the gain on a disposal may be taxed as income and not as a capital gain.


4.       SETTLEMENT

Although the Cash Offer is in $U.S., the proceeds will be converted by the Trustee and paid to you in pound sterling STG by cheque.


5.       ACTION TO BE TAKEN BY YOU

If you wish to direct the Trustee to tender for the Cash Offer in respect of all or some of your DuPont shares held in the Share Shop, you should complete the accompanying Form of Instruction and return it at your own risk to the Trustee, at PO Box 144, Norfolk House, Wellesley Road, Croydon CR9 3EB in the enclosed envelope so that it is received no later than 3.00 p.m. on Friday, 6 August 1999. (This will give the Trustee time to act before Tuesday, 10 August 1999, which is the closing date of the Cash Offer.)

As an alternative to posting your form to the Trustee you may fax your form to 0181 666 8118. If you use the fax please check with the Trustee that your form has been received by telephoning 0181 666 8285. Proof of sending is not proof of receipt.

PLEASE NOTE THAT YOU CANNOT ALTER YOUR INSTRUCTIONS TO THE TRUSTEE. IF YOU WISH TO PARTICIPATE IN THE CASH OFFER, DO NOT WAIT UNTIL THE LAST MINUTE TO SUBMIT YOUR FORM OF INSTRUCTION. THE FAX SYSTEM MAY BE EXPERIENCING HEAVY CALL VOLUME AND YOU MAY NOT BE ABLE TO DELIVER YOUR FORM OF INSTRUCTION BEFORE THE DEADLINE.

If you do not wish the Trustee to tender for the Cash Offer on behalf of your DuPont shares you should ignore the Form of Instruction and you do not need to take any action.

If you have any questions, please contact the Conoco Stock Ownership Plan Hotline on 0181 666 8285. Please note that no recommendation or advice on a particular course of action can be given by the Trustee.


Issued by Noble Lowndes Settlement Trustees Limited

                                                     July 14, 1999

Members of Association
organized under Du Pont K.K.
Employee Stock Ownership Plan

                           Re:      Cash Offer to Du Pont Shareholders

Dear Sir or Madam:

                  This is to notify each member of the association organized under DuPont K.K. Employee Stock Ownership Plan (the "Association") that E. I du Pont de Nemours and Company ("DuPont") is offering its shareholders who are not U.S. Persons ("Non-U.S. Persons") the opportunity to sell some or all of their shares to DuPont up to the aggregate of 8 million shares for $80.76 per share in cash (the "Cash Offer"). The Cash Offer is being made substantially concurrently with an exchange offer in the United States in which DuPont is offering U.S. Persons the opportunity to exchange DuPont common stock for shares of Conoco Class B common stock (the "Exchange Offer"). The Exchange Offer to U.S. Persons is the mechanism by which DuPont will dispose of the shares of Conoco Inc. it currently owns. The Cash Offer is being extended to Non-U.S. Persons in order to give them the opportunity to receive substantially equivalent value (before deductions for applicable taxes) in cash as U.S. Persons receive in the Exchange Offer. For purposes of the Cash Offer, individuals who are neither U.S.
citizens nor U.S. residents for U.S. federal income tax purposes are all Non-U.S. Persons.

                  U.S. Persons may not participate in the Cash Offer, while Non-U.S. Persons may not participate in the Exchange Offer. All shares held by the Association are deemed to be held by Non-U.S. Persons. Therefore, shares held by the Association are only eligible to be tendered in the Cash Offer and may not be tendered in the Exchange Offer.

Members of Association
July 14, 1999
Page 2




                  The purpose of this letter is to explain to the members of the Association certain important terms of the Cash Offer and the procedures you need to follow to participate in the Cash Offer. The Offer to Purchase, which sets forth more detailed information concerning the Cash Offer, will be delivered to you in a few days, and you are urged to read the Offer to Purchase carefully before making a decision. It is important to note, however, that special procedures apply to the Cash Offer to the Association. Thus, to the extent that any differences exist between the instructions set forth in this letter and the procedures set forth in the Offer to Purchase, the instructions hereof shall govern. This letter is not designed to encourage you to tender or hold your DuPont shares. It is intended to inform you that there is an offering made for the DuPont shares held by the Association and that you may participate as indicated. If you own shares of DuPont stock other than through the Association, you should receive separate mailings relating to those shares.

1.       Certain Important Terms of the Cash Offer

         a.       The Offer

                  DuPont is making an offer of $80.76 in cash for each DuPont share. Members should note, however, that U.S. withholding tax will be deducted from the gross proceeds payable to tendering shareholders as described below.

         b.       Proration

                  The number of DuPont shares that will be accepted under the Cash Offer is limited to 8 million. If more shares than the maximum amount are tendered, the number of shares to be accepted from each tendering shareholder will be reduced proportionally among all the tendering shareholders. If part of the shares you have tendered are not accepted under the Cash Offer because of proration, such shares will

Members of Association
July 14, 1999
Page 3




be returned to your accounts through Daiwa Securities K.K. ("Daiwa Securities"), but will not be restored in the Association's pool.

         c.       Conditions for Completion of the Offer

                  The Offer to Purchase sets out certain circumstances in which DuPont may not proceed with the Cash Offer. Such circumstances include the situation where the Exchange Offer is not consummated.

         d.       Extension of the Offer

                  DuPont has reserved the right to extend the period of time during which the offer is open. DuPont also has the right to terminate the offer or to postpone payment for the tendered shares upon the termination of the Exchange Offer or the occurrence of certain conditions specified in the Offer to Purchase. The Chairman will notify you of such extension, termination or postponement as soon as practicable.

2.       Certain Tax Consequences

                  Set forth below is a summary of certain U.S. and Japanese tax consequences in connection with the Cash Offer. Each member should consult his or her tax advisor in Japan and the United States as to the particular tax consequences to him or her of participating in the Cash Offer.

         a.       U.S. Federal Income Tax

                  Because the proceeds of the Cash Offer may be treated as a dividend for U.S. federal income tax purposes, U.S. federal withholding tax equal to 30% of the gross proceeds payable to Non-U.S. Persons will be withheld. However, the rate

Members of Association
July 14, 1999
Page 4




will be reduced to 15% pursuant to the income tax treaty between Japan and the United States if the appropriate documentation is submitted through Daiwa Securities. In addition, you may be eligible to obtain a refund from the Internal Revenue Service of all or a portion of any tax withheld if you satisfy certain conditions or otherwise establish that no tax or a reduced amount of tax is due. For further information, you should refer to relevant tax information set forth in the Offer to Purchase.

         b.       Japanese Income Tax

                  For Japanese income tax purposes, the transfer of DuPont shares under the Cash Offer is most likely to be taxed as a sale of shares. In such case, the capital gain of each member of the Association is generally subject to taxation separately from other income at the flat rate of 26%. Subject to certain conditions, the members of the Association may elect for taxation by withholding. If so elected, 1.05% of the gross proceeds will be the amount of capital gains tax.

3.       Extracting Shares

                  In order to participate in the Cash Offer, members must extract their shares first from the pool held by the Association and then make arrangements to tender such shares to the Depository in the United States. To extract their shares, the members have two options. One is taking their shares out of the Association's pool (hikidashi). In this case, the members can take out their shares only in multiples of 100 shares. Those who have less than 100 shares cannot remove their shares from the Association's pool. Another option is leaving the Association (taikai). If the members choose this alternative, they can take all of their shares, whether the number of the shares is less than 100 shares or the number is not in multiples of 100 shares (except for a fractional share, for which the members will receive its cash

Members of Association
July 14, 1999
Page 5




equivalent). However, it is important to note that, once they leave the Association, they cannot be readmitted to the Association without the Chairman's authorization.

                  Shares withdrawn from the Association by means of hikidashi or taikai will be deposited in your individual account at Daiwa Securities, and will be tendered to the Depository through Daiwa Securities.

4.       Documentation to be Submitted and Deadline

                  If you wish to participate in the Cash Offer with respect to some or all of your DuPont shares held by the Association, you must complete (i) the Acceptance Notice to the Chairman; (ii) (a) Application for hikidashi, or
(b) Application for taikai; and (iii) Form of Agency Agreement to be submitted to Daiwa Securities and any other documents or forms Daiwa Securities or Daiwa Securities Capital Markets K.K. ("DSBCM") may request in connection with the Cash Offer, and the documents (i), (ii) and (iii) will be delivered to you shortly. If you would like to extract your shares by means of taikai, you must return the properly completed and executed documents described above (other than (iii)) to the Chairman no later than 4:00 p.m. on July 21, 1999. If you wish to extract your shares by means of hikidashi, you must submit such documents to the Chairman no later than 4:00 p.m. on July 26, 1999. With respect to the documents set forth in (iii), further instructions will be provided by Daiwa Securities or DSBCM through the Association. The above deadlines are set earlier than the Expiration Date described on the Offer to Purchase due to procedural requirements relating to the operations of the Association. Once you have submitted the requisite documents, you cannot alter your instructions to the Chairman.

                  If you do not wish to participate in the Cash Offer, you do not need to take any action. Any DuPont shares that you do not tender under the Cash Offer may remain in the Association's pool under the normal rules.

Members of Association
July 14, 1999
Page 6




                  If you have any questions, please contact Hideki Yamanaka, Human Resources, at 03-5434-6152 (extension 8040). Please note that no recommendation or advice on a particular course of action can be given by the Chairman.




                                                     Kazutoshi Hanaki, Chairman

                           DU PONT (AUSTRALIA) LIMITED

                       PARENT COMPANY CASH-FOR-STOCK OFFER

               INFORMATION FOR EMPLOYEE SHARE SAVINGS PLAN MEMBERS

The Trustee of the Du Pont (Australia) Limited Employee Share Savings Plan
(ESSP) has received an offer from DuPont to purchase the DuPont stock held by ESSP, and has resolved to pass it on to the members of the Plan in proportion to their individual entitlements at the date of the offer. Details of your entitlement are available from Rhonda Robertson, Payroll Administrator on (02) 9923 6239.

Full details of the offer are set out in the Formal Offer Document, but the main features are:

-   The offer is for the purchase of your stock for cash.

- THE OFFER OFFICIALLY CLOSES ON TUESDAY, AUGUST 10, 1999 (NEW YORK TIME), HOWEVER, TENDERS FOR PLAN MEMBERS MUST BE RECEIVED BY WEDNESDAY, AUGUST 4, 1999, IN ORDER FOR PROCESSING TO OCCUR.

-   The offer is for US$80.76 per share.

- You may tender all of your shares, or a lesser number, but acceptances may be scaled back if there is an oversubscription.

-   There will be no U.S. brokerage or similar charges to be paid by the member.

- The proceeds will be paid out to ESSP from DuPont in U.S. dollars and ESSP will then pay you in Australian dollars, using the then current exchange rate.

ATTACHMENTS

    1.  Formal Offer to Purchase for Cash document

    2.  ESSP Withdrawal Form

    3.  Personal Acceptance Form

HOW TO ACCEPT THE OFFER

Complete and forward the ESSP Withdrawal Form and the Personal Acceptance Form to Frances Pensabene at North Sydney.

These forms must be received by Frances no later than August 4, 1999. Original, signed, hard copies must be provided, as fax copies are not acceptable.

          ANY COMMENTS ON TAX IN THIS MEMO ARE FOR GENERAL INFORMATION
              ONLY, AND ARE NO SUBSTITUTE FOR PROFESSIONAL ADVICE. PLEASE READ THE OFFER DOCUMENT CAREFULLY, AND OBTAIN
                 PROFESSIONAL ADVICE BEFORE MAKING ANY DECISION.

ISSUES TO CONSIDER

1. The proceeds will be taxed in Australia as ordinary income, and will incur tax at your marginal rate which, for many people, is 48.5%. No Australian tax will be withheld, but the proceeds must be reported in your next tax return.

2. U.S. Withholding Tax on the gross proceeds will be deducted. This tax can be 30%, but DuPont has lodged an IRS Form W-8 with Merrill Lynch, and this should ensure that the tax is reduced to 15%. You may be able to offset this against your Australian tax, or a refund may be claimed by filing a U.S. tax return.

3. If you keep the proceeds for your own use, you will be subject to ESSP Rule 7.3, under which company subscriptions less than two years old are forfeited.

4. If you contribute the proceeds to the Employee Savings Trust, which invests in AMP insurance bonds, you can avoid this forfeiture. Funds transferred in this way must be allowed to mature over the following two years.

                          DUPONT (NEW ZEALAND) LIMITED

                       PARENT COMPANY CASH-FOR-STOCK OFFER

               INFORMATION FOR EMPLOYEE SHARE SAVINGS PLAN MEMBERS

The Trustee of the DuPont (New Zealand) Limited Employee Share Savings Plan
(ESSP) has received an offer from DuPont to purchase the DuPont stock held by ESSP, and has resolved to pass it on to the members of the Plan in proportion to their individual entitlements at the date of the offer. Details of your entitlement are available from Sharan Aikman, Human Resources, on 09 268 5502.

Full details of the offer are set out in the Formal Offer to Purchase for Cash document, but the main features are:

-        The offer is for the purchase of your stock for cash.

-        THE OFFER OFFICIALLY CLOSES ON TUESDAY, AUGUST 10, 1999 (NEW YORK
         TIME). HOWEVER, TENDERS FOR PLAN MEMBERS MUST BE RECEIVED BY WEDNESDAY, AUGUST 4, 1999, IN ORDER FOR PROCESSING TO OCCUR.

-        The offer is for US$80.76 per share.

- You may tender all of your shares, or a lesser number, but acceptances may be scaled back if there is an over-subscription.

- There will be no U.S. brokerage or similar charges to be paid by the member.

-        The proceeds will be paid out to the ESSP from DuPont in U.S. dollars.
         The ESSP will then pay you in New Zealand dollars, using the then current exchange rate. These proceeds will be paid by cheque or will be subject to either point (4) or (5) under Issuers to Consider.

ATTACHMENTS

         1.  Formal Offer to Purchase for Cash document

         2.  ESSP Withdrawal Form

         3.  Personal Acceptance Form

HOW TO ACCEPT THE OFFER
Complete and forward the ESSP Withdrawal Form and the Personal Acceptance Form to Sharan Aikman, Auckland office.

These forms must be received by Sharan no later than August 4, 1999. Original, signed, hard copies must be provided as facsimile copies are not acceptable.

          ANY COMMENTS ON TAX IN THIS MEMO ARE FOR GENERAL INFORMATION
              ONLY, AND ARE NO SUBSTITUTE FOR PROFESSIONAL ADVICE. PLEASE READ THE OFFER DOCUMENT CAREFULLY, AND OBTAIN
                 PROFESSIONAL ADVICE BEFORE MAKING ANY DECISION.

ISSUES TO CONSIDER

1. U.S. Withholding Tax on the gross proceeds will be deducted. This tax can be 30%, but DuPont has lodged an IRS Form W-8 with Merrill Lynch, and this should ensure that the tax is reduced to 15%.

2. It is unlikely there will be any income liable for tax in New Zealand. Therefore, the Non-Resident Withholding Tax (NRWT) will not be available to be claimed against any New Zealand income tax.

3. It may be possible to claim a refund of the NRWT from the US IRS by filing a US tax return. You may incur a cost in doing so.

4. If you keep the proceeds for your own use, you will be subject to ESSP Rule 11.4, under which company contributions less than two years old are forfeited.

5. If you contribute the proceeds to the Employee Managed Investment Fund Trust, which invests in Unit Trusts, you can avoid this forfeiture. Funds transferred in this way must be allowed to mature over the following two years.






          ANY COMMENTS ON TAX IN THIS MEMO ARE FOR GENERAL INFORMATION
              ONLY, AND ARE NO SUBSTITUTE FOR PROFESSIONAL ADVICE. PLEASE READ THE OFFER DOCUMENT CAREFULLY, AND OBTAIN
                 PROFESSIONAL ADVICE BEFORE MAKING ANY DECISION.

IMPORTANT DOCUMENT REQUIRING YOUR IMMEDIATE ATTENTION.
When considering what action you should take, you are recommended to seek your own financial advice from your stockbroker, bank or other independent financial advisor.

TO: PARTICIPANTS IN THE CONOCO EMPLOYEE STOCK OWNERSHIP PLAN
("AKSJESPAREPLANEN")


CASH OFFER BY E. I. DUPONT DE NEMOURS & CO.  (DUPONT)

This document offers some more detail about DuPont's offer to its shareholders that are non-United States Persons the opportunity to sell some or all of their shares to DuPont for $ 80.76 in cash per share (the Cash Offer). The Cash Offer is being made substantially concurrently with an exchange offer in the United States in which DuPont is offering U.S. Persons the opportunity to exchange DuPont common stock for shares of Conoco Class B common stock (the Exchange Offer). The Exchange Offer is the mechanism by which DuPont will dispose of its remaining ownership of Conoco Inc.

U.S. Persons may not participate in the Cash Offer, while persons that are not U.S. Persons may not participate in the Exchange Offer. Because the Trustee of the Plan is a Non-U.S. Person, it receives the Cash Offer on behalf of participants in the Plan and all shares held in the Plan are deemed to be held by Non-U.S. Persons. Shares held in the Plan are only eligible to be tendered in the Cash Offer and may not be tendered in the Exchange Offer.

The purpose of this letter is to explain to you, as a participant in the Plan, the implications of the Cash Offer. A copy of the Offer to Purchase is enclosed which you should read carefully before making a decision. This letter is not designed to encourage you to tender or hold your DuPont shares. It is intended to inform you that there is a program for tendering DuPont shares held in the Plan and that you may participate as indicated.

If you own shares of DuPont stock other than in the Plan, including in a Merrill Lynch Blueprint account or in any other Conoco or DuPont share plan, you should receive separate mailings relating to those shares.

A Plan Statement showing your DuPont shares held in the Plan is also enclosed for ease of reference.

If you wish to direct the Administrator (DnB) of the plan to tender for the Cash Offer on behalf of some or all of your DuPont shares held in the Plan which are eligible for the Cash Offer, you must complete the enclosed Form of Instruction (svarskjema). This must be returned to the Administrator no later than 12:00.
on Wednesday, 4 August 1999.

IF YOU DO NOT WISH TO TENDER FOR THE CASH OFFER, YOU DO NOT NEED TO TAKE ANY ACTION.


1.       TERMS OF THE CASH OFFER

1.1 The offer

In summary, DuPont is making an offer of $ 80.76 in cash for every DuPont share. Participants should note, however, that U.S. withholding tax will be deducted from the gross proceeds payable to tendering shareholders. (IMPORTANT - see 3.3 U.S. withholding tax below).

1.2 Plan restrictions to the offer

No brokerage fees or other administration charges will apply to sales under the Cash Offer.

The Cash Offer does not apply to any Conoco Class A common stock allocated to you under the Plan.

1.3 Scaling down of the offer

The number of DuPont shares that will be accepted under the Cash Offer is 8 million. If more shares than the maximum amount are tendered, the number of shares to be accepted from each tendering shareholder will be reduced proportionally among all the tendering shareholders. Proportionate acceptance of DuPont shares from shareholders is called proration.

1.4 Conditions for completion of the offer

The Offer to Purchase sets out certain circumstances in which DuPont may not proceed with the Cash Offer, including if the Exchange Offer is not consummated.

1.5 Extension of the offer

DuPont has reserved the right to extend the period of time during which the offer is open if any of the conditions for completion are not satisfied. In the event the offer period is extended, the Administrator will notify you of the new date to return your form.


2.       YOUR CHOICES

Should you wish to tender for the Cash Offer in respect of all or some of your DuPont Plan shares, you should complete the enclosed Form of Instruction, following the instructions in this letter. Please note that you cannot alter your instructions to the Administrator.

IF YOU DO NOT WISH TO TENDER FOR THE CASH OFFER IN RESPECT OF ANY OF YOUR DUPONT PLAN SHARES YOU DO NOT NEED TO TAKE ANY ACTION.

Any DuPont shares that you do not sell under the Cash Offer may remain in the Plan under the normal rules.


3.       TAXATION AND U.S. WITHHOLDING TAX

The following is a broad summary of the likely Norway taxation implications of successfully tendering in the Cash Offer in respect of your DuPont Plan shares, assuming that you are resident in Norway for taxation purposes. IF YOU ARE IN ANY DOUBT AS TO YOUR TAX POSITION YOU SHOULD CONSULT A PROFESSIONAL ADVISOR.

3.1 Capital gains tax

A capital gain derived from the sale of shares is taxable at 28% based on the first in - first out (FIFO) principle. Correspondingly, a capital loss is deductible as per Norwegian tax rules.

Capital gains tax will apply on the difference between the cash consideration received and the original cost of the shares.

Employees are responsible for paying any capital gains tax to Norwegian tax authorities.


3.2  U.S. withholding tax

Under U.S. tax regulations the proceeds of the Cash Offer may be treated as a dividend and must, therefore, be subject initially to tax withholding in the U.S. It is anticipated that the reduced 15% rate of tax withholding of the total proceeds will be applied to the tender of shares from the Plan.

THERE IS NO CERTAINTY THAT YOU WILL BE ABLE TO RECOVER THE U.S. TAX WITHHELD. The Offer to Purchase indicates the grounds under which you might be able to recover the U.S. tax withheld. It is not possible to know in advance that a successful claim for recovery can be made since this will depend on the facts and circumstances for each shareholder and the overall effect of the transaction on DuPont's subsequent share structure.

Whether or not the U.S. tax can be reclaimed can only be determined after completion of the Exchange Offer transaction. EMPLOYEES MAY NOT RECEIVE FULL BENEFIT OF A 15% US TAX WITHHOLDING TOWARDS THE 28% CAPITAL GAINS TAX.

Each participant may have to complete appropriate forms for repayment and apply to the Internal Revenue Service in the U.S.

Participants are referred to the Offer to Purchase and Section 3 "Withholding on Amounts Payable to Non-U.S. Persons"; "U.S. Federal Income Tax Backup Withholding" and Section 14 "Certain United States Federal Income Tax Consequences" in relation to U.S. withholding tax.


4.       PURCHASE OF CONOCO STOCKS

You will be able to re-invest your cash from the sale proceeds in Conoco stocks (at marketprice) via your ESOP ("aksjespareplanen") in DNB. The 7 year retention period will still apply. If the sale proceeds relates to free shares, you will not have any retention restrictions. Brokerage fees will be paid by Conoco.


5.       ACTION TO BE TAKEN BY YOU

If you wish to direct the Administrator to tender for the Cash Offer in respect of all or some of your DuPont Plan shares, you should complete the accompanying Form of Instruction (svarskjema) and return it at your own risk to the Administrator (DNB) by fax (22481709) or mail so that it is received no later than 12:00 on Wednesday, 4 August 1999. (This will give the Administrator time to act before Monday, 9 August 1999, which is the closing date of the Cash Offer.)

PLEASE NOTE THAT YOU CANNOT ALTER YOUR INSTRUCTIONS TO THE ADMINISTRATOR. IF YOU WISH TO PARTICIPATE IN THE CASH OFFER, DO NOT WAIT UNTIL THE LAST MINUTE TO SUBMIT YOUR FORM OF INSTRUCTION (SVARSKJEMA), SINCE THE FAX SYSTEM MAY BE BUSY.

If you do not wish to tender for the Cash Offer on behalf of your DuPont Plan shares you should ignore the Form of Instruction and you do not need to take any action.

TIL ANSATTE I NORSKE CONOCO AS






VAR REF.                         DERES REF.                DATO
Investorservice/PA                                         Oslo, 12. juli 1999


AKSJESPAREPLAN "CONOCO" - INNLOSNING AV DUPONT DE NEMOURS AKSJER.

DuPont tilbyr deltakerne i Aksjespareplan "Conoco" om a innlose aksjene i DuPont pa folgende betingelser:

1. INNLOSNING PRIS:  US$80,76 pr. aksje.

2. ANTALL AKSJER:

   Hvis tilbudet blir overtegnet vil alle beholdninger over 100 aksjer bli redusert pa pro rata basis.

   For beholdninger inntil 100 aksjer kan man unnga reduksjon hvis man onsker det.

3. FRIST.

   Dersom De onsker a akseptere tilbudet ma DnB ha mottatt Deres svar senest innen kl. 12.00, onsdag 4. august 1999.
   Deres instruksjoner kan endres/kanselleres frem til svarfristen. Vennligst benytt vedlagte svarskjema.

4. OPPGJOR.

   Det gis anledning til a reinvestere belopet i nye Conoco aksjer til markedspris, og Conoco vil dekke omkostningene. Salgsprovenyet vil ellers bli utbetalt via lonningskontoret i Conoco.

5. Det gjores oppmerksom pa at bindingsreglene heves kun for de DuPont aksjer som faktisk blir innlost.


Med vennlig hilsen
for Den norske Bank ASA
Philip Aldridge